                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-01792

                              Van Kampen Pace Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 06/30/03
                        -----------

Date of reporting period: 06/30/03
                         -----------

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

This chart compares your fund's performance to that of the Lipper Growth Fund Index and the Standard & Poor's 500 Index from 6/30/93 through 6/30/03. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                  VAN KAMPEN PACE FUND      LIPPER GROWTH FUND INDEX          S&P 500 INDEX
                                                  --------------------      ------------------------          -------------
6/93                                                       9425                       10000                       10000
                                                           9796                       10480                       10258
                                                           9881                       10717                       10496
                                                           9525                       10396                       10098
6/94                                                       9364                       10168                       10141
                                                           9602                       10667                       10637
                                                           9516                       10548                       10635
                                                          10226                       11311                       11670
6/95                                                      11295                       12522                       12784
                                                          12345                       13658                       13800
                                                          12637                       13991                       14632
                                                          13425                       14621                       15417
6/96                                                      13608                       15104                       16108
                                                          14087                       15541                       16606
                                                          15235                       16443                       17991
                                                          15274                       16380                       18473
6/97                                                      17698                       18968                       21698
                                                          19931                       20914                       23323
                                                          19840                       21054                       23993
                                                          22711                       23660                       27340
6/98                                                      22988                       24333                       28242
                                                          20085                       21556                       25433
                                                          24201                       26464                       30849
                                                          24589                       27809                       32390
6/99                                                      26126                       29612                       34673
                                                          24353                       28077                       32506
                                                          27552                       33864                       37343
                                                          27990                       36330                       38200
6/00                                                      27173                       34816                       37185
                                                          26715                       34351                       36825
                                                          24120                       30177                       33943
                                                          20153                       25219                       29919
6/01                                                      21405                       26981                       31670
                                                          18477                       21781                       27022
                                                          20220                       24749                       29909
                                                          19964                       24220                       29992
6/02                                                      17216                       20818                       25973
                                                          14169                       17570                       21486
                                                          15080                       18760                       23298
                                                          14781                       18341                       22564
6/03                                                      16682                       21090                       26039

                               A SHARES                B SHARES                C SHARES
                            since 07/22/69          since 01/10/92          since 08/27/93
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL           W/O SALES    W/SALES    W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            10.56%     10.36%       5.48%       5.48%       4.89%       4.89%

10-year                     5.88       5.25        5.38        5.38          --          --

5-year                     -6.21      -7.31       -6.91       -7.12       -6.90       -6.90

1-year                     -3.10      -8.64       -3.79       -8.60       -3.90       -4.87
---------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects the conversion of Class B shares into Class A shares six years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains.

Lipper Growth Fund Index is generally representative of the average performance of the 30 largest growth funds. The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment.

Fund Report

FOR THE TWELVE-MONTH PERIOD ENDED JUNE 30, 2003

       Van Kampen Pace Fund is managed by the adviser's Core Growth team. Current members include(1) Guy G. Rutherfurd Jr., Managing Director, and Thomas Copper, Vice President. This discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. During the first part of the reporting period, stocks struggled. As the period went on, stocks fared much better, finishing the 12-month period with a 0.25 percent gain (as measured by the Standard & Poor's 500 Index).

        -- Early in the period, investors were reluctant to buy stocks because of sluggish economic performance as well as the increasing likelihood of war in the Middle East.

        -- As evidence mounted that major combat in Iraq would end, investors flocked to stocks once again.

        -- During the market downturn of the past several years, companies retrenched by cutting costs and improving operating efficiency. More recently, we saw evidence that these efforts were beginning to bear fruit in the form of better earnings.

        -- During the second quarter of 2003, the Standard & Poor's 500 Index returned more than 15 percent, turning in its strongest quarterly performance in five years.

        -- Stocks rose despite evidence that the economy still faced substantial risks; the nation's May 2003 unemployment rate, for example, was 6.4 percent, a nine-year high.

Q.     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.     The fund underperformed its benchmarks.

        -- Van Kampen Pace Fund returned -3.10 percent for the 12 months that ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

        -- The fund's benchmarks, the Standard & Poor's 500 Index and the Lipper Growth Fund Index, returned 0.25 and 1.33 percent, respectively.

(1)Team members may change at any time without notice.
 2

       See performance summary for additional information and index definitions.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. The fund's performance was dragged down by stock selection in the technology, health care and financial sectors.

        -- Although technology stocks generally performed very well toward the end of the period, those that did best were higher-risk companies with still-uncertain earnings outlooks. We do not generally invest in these lower-quality names, even though they typically comprise a significant portion of stocks in the technology sector of the Standard & Poor's 500 Index. This reduced commitment slowed the fund's pace relative to the index. The fund also was hurt by its investment in Taiwan Semiconductor Manufacturing, the world's largest semiconductor contract manufacturer.

        -- We attribute much of the fund's health care underperformance to the poor performance of a single stock, Laboratory Corporation of America, which provides clinical testing services. As of the end of the reporting period, the stock was no longer in the portfolio.

        -- A handful of the fund's stocks in the financial sector dragged down results for the period. One such poor-performing financial stock was Fannie Mae, which was one of the fund's largest holdings. Fannie Mae, which provides home mortgage financing to individuals, fell in sympathy with its sister company, Freddie Mac, after Freddie Mac faced questions about its accounting practices. We remained invested

TOP 10 HOLDINGS AS OF 6/30/03              TOP 10 INDUSTRIES AS OF 6/30/03
Pfizer                           4.4%      Pharmaceuticals                 11.0%
General Electric                 3.9       Other Diversified Financial
Fannie Mae                       3.9       Services                         5.3
Aetna                            3.7       Thrifts & Mortgage Finance       5.3
Microsoft                        3.7       Systems Software                 4.3
Merck                            3.6       Industrial Conglomerates         4.2
Citigroup                        3.6       Broadcasting & Cable TV          4.0
Wal-Mart Stores                  3.1       Communications Equipment         3.8
Lehman Brothers                  3.0       Data Processing & Outsourcing
American International Group               Services                         3.8
(AIG)                            2.6       Health Care Services             3.7
                                           Hypermarkets & Super Centers     3.1

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

            in Fannie Mae, however, because of its history of strong earnings and our belief that the company was valued very attractively relative to the market.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?(2)

A. Energy stocks provided the largest positive contribution to the fund's performance, while Aetna was the fund's best individual performer on an absolute basis.

        -- Stocks in the energy sector benefited from continued strong demand for oil and natural gas coupled with tightening supply for both.

        -- Aetna, an insurance company providing health and other benefits coverage, was helped by the performance of a new management team. This team focused on core operations by eliminating unprofitable business units. Aetna was, in our opinion, becoming more profitable as a result of these efforts--leading us to make the company among the fund's largest holding as of June 30, 2003.

Q.     PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. At the end of the reporting period, health care and financials were among the fund's largest sector weightings. The fund's largest individual holding was Pfizer.

        -- Financial stocks represented a large weighting as of the end of the period, although, overall, the fund owned a smaller percentage of these securities than found in the S&P 500. We cautiously positioned the fund in financials because interest rates were at near-historic lows and, in our opinion, may have reached a bottom. In this sector, our focus was on companies whose earnings were tied to the performance of the capital markets. Anticipating brighter economic conditions, we looked to own stocks that we thought could benefit from an upturn. A secondary focus for the fund was on property and casualty insurance companies, which we believed were enjoying a more favorable pricing environment for their products.

        -- The fund's relatively large weighting in health-care stocks stemmed from our assessment of several trends, including the aging of the American population, the increased variety of medical products and procedures available, and an increasingly litigious environment that has led to heightened demand for diagnostic tests.

        -- One of the fund's health-care stocks was Pfizer, the largest holding as of June 30, 2003. We were attracted to Pfizer, a leading pharmaceutical maker, because of its history of improving profit margins, returns on equity and capital, and cash flow, as well as what we believed was an attractive valuation.

(2)There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.
 4

Q.
       NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. With the stock market's rebound during the past few months, we will continue to monitor the effect on "blue-chip" companies. These stocks performed well late in the period, though not quite as well as many growth-oriented technology stocks did. Because markets move unpredictably, we do not try to predict the future. As we regularly tell our shareholders, successful investing requires a long-term outlook--we follow that advice every day. Accordingly, we plan to stick to our investment strategy and select what we believe are the best stocks to help our shareholders pursue their financial goals.

ANNUAL HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by Calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
COMMON STOCKS  87.7%
ADVERTISING  1.5%
Omnicom Group, Inc. ........................................    323,000   $   23,159,100
                                                                          --------------
AEROSPACE & DEFENSE  1.0%
Lockheed Martin Corp. ......................................    150,000        7,135,500
United Technologies Corp. ..................................    114,600        8,117,118
                                                                          --------------
                                                                              15,252,618
                                                                          --------------
ALUMINUM  0.5%
Alcoa, Inc. ................................................    340,000        8,670,000
                                                                          --------------

ASSET MANAGEMENT & CUSTODY BANKS  1.6%
Bank of New York Co., Inc. .................................    882,000       25,357,500
                                                                          --------------
BROADCASTING & CABLE TV  3.6%
Clear Channel Communications, Inc. (a)......................    290,000       12,293,100
Comcast Corp., Class A (a)..................................    862,085       26,017,725
Liberty Media Corp., Class A (a)............................  1,675,000       19,363,000
                                                                          --------------
                                                                              57,673,825
                                                                          --------------
COMMUNICATIONS EQUIPMENT  3.4%
Cisco Systems, Inc. (a).....................................  1,538,800       25,682,572
Nokia Corp.--ADR (Finland)..................................  1,745,000       28,670,350
                                                                          --------------
                                                                              54,352,922
                                                                          --------------
COMPUTER HARDWARE  2.1%
Hewlett-Packard Co. ........................................  1,570,000       33,441,000
                                                                          --------------

COMPUTER STORAGE & PERIPHERALS  0.8%
Lexmark International, Inc., Class A (a)....................    185,000       13,092,450
                                                                          --------------
DATA PROCESSING & OUTSOURCING SERVICES  3.4%
Concord EFS, Inc. (a).......................................    840,000       12,364,800
First Data Corp. ...........................................    780,000       32,323,200
SunGard Data Systems, Inc. (a)..............................    385,000        9,975,350
                                                                          --------------
                                                                              54,663,350
                                                                          --------------
DIVERSIFIED METALS & MINING  2.1%
Phelps Dodge Corp. (a)......................................    854,000       32,742,360
                                                                          --------------

ELECTRIC UTILITIES  0.8%
American Electric Power Co., Inc. ..........................    410,000       12,230,300
                                                                          --------------

 6                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
GENERAL MERCHANDISE STORES  2.3%
Target Corp. ...............................................    969,000   $   36,666,960
                                                                          --------------

GOLD  0.6%
Newmont Mining Corp. .......................................    278,000        9,023,880
                                                                          --------------

HEALTH CARE EQUIPMENT  1.1%
Baxter International, Inc. .................................    675,000       17,550,000
                                                                          --------------

HEALTH CARE FACILITIES  0.5%
HCA, Inc. ..................................................    246,000        7,881,840
                                                                          --------------

HEALTH CARE SERVICES  3.4%
Aetna, Inc. ................................................    890,000       53,578,000
                                                                          --------------

HOMEBUILDING  0.6%
Lennar Corp., Class A.......................................    139,000        9,938,500
                                                                          --------------

HOUSEHOLD PRODUCTS  2.2%
Kimberly-Clark Corp. .......................................    240,000       12,513,600
Procter & Gamble Co. .......................................    250,000       22,295,000
                                                                          --------------
                                                                              34,808,600
                                                                          --------------
HYPERMARKETS & SUPER CENTERS  2.9%
Wal-Mart Stores, Inc. ......................................    844,000       45,297,480
                                                                          --------------

INDUSTRIAL CONGLOMERATES  3.8%
General Electric Co. .......................................  1,959,300       56,192,724
Tyco International Ltd. (Bermuda)...........................    260,000        4,934,800
                                                                          --------------
                                                                              61,127,524
                                                                          --------------
INDUSTRIAL GASES  0.3%
Air Products & Chemicals, Inc. .............................    110,000        4,576,000
                                                                          --------------

INDUSTRIAL MACHINERY  1.5%
Ingersoll-Rand Co., Class A (Bermuda).......................    215,000       10,173,800
Roper Industries, Inc. .....................................    384,800       14,314,560
                                                                          --------------
                                                                              24,488,360
                                                                          --------------
INTEGRATED OIL & GAS  2.8%
BP PLC--ADR (United Kingdom)................................    315,000       13,236,300
Exxon Mobil Corp. ..........................................    480,362       17,249,800
Royal Dutch Petroleum Co.--ADR (Netherlands)................    290,000       13,519,800
                                                                          --------------
                                                                              44,005,900
                                                                          --------------
INTEGRATED TELECOMMUNICATION SERVICES  1.1%
SBC Communications, Inc. ...................................    415,000       10,603,250
Verizon Communications, Inc. ...............................    160,000        6,312,000
                                                                          --------------
                                                                              16,915,250
                                                                          --------------

See Notes to Financial Statements                                              7

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
INVESTMENT BANKING & BROKERAGE  2.8%
Lehman Brothers Holdings, Inc. .............................    662,000   $   44,009,760
                                                                          --------------

MOVIES & ENTERTAINMENT  1.6%
Viacom, Inc., Class B (a)...................................    595,000       25,977,700
                                                                          --------------

MULTI-LINE INSURANCE  2.4%
American International Group, Inc. .........................    677,435       37,380,863
                                                                          --------------

OIL & GAS DRILLING  1.0%
Noble Corp. (a).............................................    469,000       16,086,700
                                                                          --------------

OIL & GAS EQUIPMENT & SERVICES  1.6%
Baker Hughes, Inc. .........................................    367,000       12,320,190
Halliburton Co. ............................................    605,000       13,915,000
                                                                          --------------
                                                                              26,235,190
                                                                          --------------
OIL & GAS EXPLORATION & PRODUCTION  2.4%
Apache Corp. ...............................................    241,500       15,711,990
EnCana Corp. (Canada).......................................    580,000       22,254,600
                                                                          --------------
                                                                              37,966,590
                                                                          --------------
OIL & GAS REFINING & MARKETING  0.7%
Valero Energy Corp. ........................................    305,000       11,080,650
                                                                          --------------

OTHER DIVERSIFIED FINANCIAL SERVICES  3.3%
Citigroup, Inc. ............................................  1,213,066       51,919,225
                                                                          --------------

PAPER PRODUCTS  0.6%
International Paper Co. ....................................    280,000       10,004,400
                                                                          --------------

PERSONAL PRODUCTS  0.8%
Estee Lauder Cos., Inc., Class A............................    380,000       12,741,400
                                                                          --------------

PHARMACEUTICALS  10.0%
Johnson & Johnson...........................................    637,000       32,932,900
Merck & Co., Inc. ..........................................    869,700       52,660,335
Pfizer, Inc. ...............................................  1,862,725       63,612,059
Wyeth.......................................................    224,000       10,203,200
                                                                          --------------
                                                                             159,408,494
                                                                          --------------
PROPERTY & CASUALTY  1.1%
XL Capital Ltd., Class A (Bermuda)..........................    212,000       17,596,000
                                                                          --------------

RAILROADS  1.0%
CSX Corp. ..................................................    535,000       16,098,150
                                                                          --------------

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
RESTAURANTS  1.5%
Wendy's International, Inc. ................................    810,000   $   23,465,700
                                                                          --------------

SEMICONDUCTORS  1.2%
Intel Corp. ................................................    815,000       16,938,960
Vitesse Semiconductor Corp. (a).............................    290,300        1,428,276
                                                                          --------------
                                                                              18,367,236
                                                                          --------------
SOFT DRINKS  1.9%
PepsiCo, Inc. ..............................................    661,000       29,414,500
                                                                          --------------

SYSTEMS SOFTWARE  3.9%
Microsoft Corp. ............................................  2,070,800       53,033,188
Oracle Corp. (a)............................................    725,000        8,714,500
                                                                          --------------
                                                                              61,747,688
                                                                          --------------
TELECOMMUNICATIONS  0.7%
AT&T Wireless Services, Inc. (a)............................  1,320,000       10,837,200
                                                                          --------------

THRIFTS & MORTGAGE FINANCE  4.8%
Fannie Mae..................................................    828,900       55,901,016
PMI Group, Inc. ............................................    745,000       19,995,800
                                                                          --------------
                                                                              75,896,816
                                                                          --------------
TOBACCO  0.5%
Altria Group, Inc. .........................................    192,000        8,724,480
                                                                          --------------
TOTAL COMMON STOCKS  87.7%.............................................    1,391,452,461
                                                                          --------------

INVESTMENT COMPANY  3.5%
iShares Nasdaq Biotechnology Index Fund (a)............................       25,121,250
Nasdaq-100 Index Tracking Stock (a)....................................       30,249,500
                                                                          --------------

TOTAL INVESTMENT COMPANY...............................................       55,370,750
                                                                          --------------

TOTAL LONG-TERM INVESTMENTS  91.2%
  (Cost $1,387,065,468)................................................    1,446,823,211

REPURCHASE AGREEMENT  8.0%
Banc of America Securities LLC ($126,844,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/03, to
  be sold on 07/01/03 at $126,847,911) (Cost $126,844,000).............      126,844,000
                                                                          --------------

See Notes to Financial Statements                                              9

YOUR FUND'S INVESTMENTS

June 30, 2003

                                                                              MARKET
DESCRIPTION                                                                   VALUE
TOTAL INVESTMENTS  99.2%
(Cost $1,513,909,468)..................................................   $1,573,667,211
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%............................       12,281,562
                                                                          --------------

NET ASSETS  100.0%.....................................................   $1,585,948,773
                                                                          ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 10                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $1,513,909,468).....................  $1,573,667,211
Receivables:
  Investments Sold..........................................      19,585,494
  Dividends.................................................       1,365,674
  Fund Shares Sold..........................................         241,861
  Interest..................................................           3,911
Other.......................................................         573,829
                                                              --------------
    Total Assets............................................   1,595,437,980
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       6,273,623
  Distributor and Affiliates................................         994,147
  Fund Shares Repurchased...................................         865,493
  Investment Advisory Fee...................................         642,886
Trustees' Deferred Compensation and Retirement Plans........         386,225
Accrued Expenses............................................         326,833
                                                              --------------
    Total Liabilities.......................................       9,489,207
                                                              --------------
NET ASSETS..................................................  $1,585,948,773
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,024,159,106
Net Unrealized Appreciation.................................      59,757,743
Accumulated Undistributed Net Investment Income.............       2,653,691
Accumulated Net Realized Loss...............................    (500,621,767)
                                                              --------------
NET ASSETS..................................................  $1,585,948,773
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,530,311,778 and 195,933,850 shares of
    beneficial interest issued and outstanding).............  $         7.81
    Maximum sales charge (5.75%* of offering price).........             .48
                                                              --------------
    Maximum offering price to public........................  $         8.29
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,270,786 and 6,477,481 shares of
    beneficial interest issued and outstanding).............  $         7.61
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,366,209 and 834,135 shares of
    beneficial interest issued and outstanding).............  $         7.63
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             11

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $248,506)....  $  18,798,169
Interest....................................................      1,752,525
                                                              -------------
    Total Income............................................     20,550,694
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      7,543,550
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,767,683, $488,113 and $65,377,
  respectively).............................................      4,321,173
Shareholder Services........................................      3,303,728
Custody.....................................................        132,822
Legal.......................................................         69,497
Trustees' Fees and Related Expenses.........................         39,853
Other.......................................................        615,395
                                                              -------------
    Total Expenses..........................................     16,026,018
    Less Credits Earned on Cash Balances....................         33,665
                                                              -------------
    Net Expenses............................................     15,992,353
                                                              -------------
NET INVESTMENT INCOME.......................................  $   4,558,341
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(209,030,466)
  Futures...................................................     (1,425,687)
  Foreign Currency Transactions.............................           (704)
                                                              -------------
Net Realized Loss...........................................   (210,456,857)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (69,856,984)
  End of the Period.........................................     59,757,743
                                                              -------------
Net Unrealized Appreciation During the Period...............    129,614,727
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (80,842,130)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (76,283,789)
                                                              =============

 12                                            See Notes to Financial Statements

Statements of Changes in Net Assets

                                                              YEAR ENDED       YEAR ENDED
                                                            JUNE 30, 2003    JUNE 30, 2002
                                                            -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................  $    4,558,341   $    6,835,560
Net Realized Loss.........................................    (210,456,857)    (189,122,828)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     129,614,727     (298,774,347)
                                                            --------------   --------------
Change in Net Assets from Operations......................     (76,283,789)    (481,061,615)
                                                            --------------   --------------

Distributions from Net Investment Income:
  Class A Shares..........................................      (3,754,130)      (9,646,873)
  Class B Shares..........................................             -0-              -0-
  Class C Shares..........................................             -0-              -0-
                                                            --------------   --------------
Total Distributions.......................................      (3,754,130)      (9,646,873)
                                                            --------------   --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......     (80,037,919)    (490,708,488)
                                                            --------------   --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     136,116,304       74,226,978
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................       3,534,156        9,005,589
Cost of Shares Repurchased................................    (338,010,524)    (335,237,439)
                                                            --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........    (198,360,064)    (252,004,872)
                                                            --------------   --------------
TOTAL DECREASE IN NET ASSETS..............................    (278,397,983)    (742,713,360)
NET ASSETS:
Beginning of the Period...................................   1,864,346,756    2,607,060,116
                                                            --------------   --------------
End of the Period (Including accumulated undistributed net
  investment income of $2,653,691 and $1,835,685,
  respectively)...........................................  $1,585,948,773   $1,864,346,756
                                                            ==============   ==============

See Notes to Financial Statements                                             13

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED JUNE 30,
CLASS A SHARES                            ----------------------------------------------------
                                            2003       2002       2001       2000       1999
                                          ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $   8.08   $  10.09   $  13.63   $  15.47   $  14.97
                                          --------   --------   --------   --------   --------
  Net Investment Income.................       .03        .03        .04        .11        .12
  Net Realized and Unrealized
    Gain/Loss...........................      (.28)     (2.00)     (2.86)       .46       1.74
                                          --------   --------   --------   --------   --------
Total from Investment Operations........      (.25)     (1.97)     (2.82)       .57       1.86
                                          --------   --------   --------   --------   --------
Less:
  Distributions from Net Investment
    Income..............................       .02        .04        .08        .12        .11
  Distributions from Net Realized
    Gain................................       -0-        -0-        .64       2.29       1.25
                                          --------   --------   --------   --------   --------
Total Distributions.....................       .02        .04        .72       2.41       1.36
                                          --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD......  $   7.81   $   8.08   $  10.09   $  13.63   $  15.47
                                          ========   ========   ========   ========   ========

Total Return (a)........................    -3.10%    -19.57%    -21.23%      4.01%     13.65%
Net Assets at End of the Period (In
  millions).............................  $1,530.3   $1,798.4   $2,505.0   $3,542.4   $3,905.1
Ratio of Expenses to Average Net
  Assets................................     1.00%       .92%       .87%       .82%       .83%
Ratio of Net Investment Income to
  Average Net Assets....................      .32%       .33%       .30%       .72%       .78%
Portfolio Turnover......................       48%        93%       117%        71%        94%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 14                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED JUNE 30,
CLASS B SHARES                               --------------------------------------------
                                              2003     2002      2001      2000     1999
                                             --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 7.91   $  9.91   $ 13.40   $15.24   $14.77
                                             ------   -------   -------   ------   ------
  Net Investment Loss......................    (.04)     (.04)     (.05)    (.01)     -0-
  Net Realized and Unrealized Gain/Loss....    (.26)    (1.96)    (2.80)     .46     1.72
                                             ------   -------   -------   ------   ------
Total from Investment Operations...........    (.30)    (2.00)    (2.85)     .45     1.72
Less Distributions from Net Realized
  Gain.....................................     -0-       -0-       .64     2.29     1.25
                                             ------   -------   -------   ------   ------
NET ASSET VALUE, END OF THE PERIOD.........  $ 7.61   $  7.91   $  9.91   $13.40   $15.24
                                             ======   =======   =======   ======   ======

Total Return (a)...........................  -3.79%   -20.18%   -21.79%    3.20%   12.79%
Net Assets at End of the Period (In
  millions)................................  $ 49.3   $  58.3   $  89.8   $137.7   $151.8
Ratio of Expenses to Average Net Assets....   1.76%     1.68%     1.56%    1.62%    1.61%
Ratio of Net Investment Loss to Average Net
  Assets...................................   (.44%)    (.43%)    (.40%)   (.06%)      0%
Portfolio Turnover.........................     48%       93%      117%      71%      94%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5% charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             15

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED JUNE 30,
CLASS C SHARES                               --------------------------------------------
                                              2003     2002      2001      2000     1999
                                             --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 7.94   $  9.94   $ 13.43   $15.28   $14.79
                                             ------   -------   -------   ------   ------
  Net Investment Loss......................    (.05)     (.04)     (.03)    (.03)     -0-
  Net Realized and Unrealized Gain/Loss....    (.26)    (1.96)    (2.82)     .47     1.74
                                             ------   -------   -------   ------   ------
Total from Investment Operations...........    (.31)    (2.00)    (2.85)     .44     1.74
Less Distributions from Net Realized
  Gain.....................................     -0-       -0-       .64     2.29     1.25
                                             ------   -------   -------   ------   ------
NET ASSET VALUE, END OF THE PERIOD.........  $ 7.63   $  7.94   $  9.94   $13.43   $15.28
                                             ======   =======   =======   ======   ======

Total Return (a)...........................  -3.90%   -20.12%   -21.75%    3.13%   12.91%
Net Assets at End of the Period (In
  millions)................................  $  6.4   $   7.7   $  12.2   $ 17.7   $ 13.0
Ratio of Expenses to Average Net Assets....   1.76%     1.68%     1.45%    1.62%    1.61%
Ratio of Net Investment Income/Loss to
  Average Net Assets.......................   (.44%)    (.43%)    (.29%)   (.10%)    .01%
Portfolio Turnover.........................     48%       93%      117%      71%      94%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 16                                            See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $451,249,452, which will expire between June 30, 2010 and 2011.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $1,520,041,009
                                                                ==============
Gross tax unrealized appreciation...........................    $  148,682,621
Gross tax unrealized depreciation...........................       (95,056,419)
                                                                --------------
Net tax unrealized appreciation on investments..............    $   53,626,202
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                                 2003          2002
Distributions paid from:
  Ordinary income...........................................  $3,754,130    $9,646,123

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $10,472 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to the recognition of net realized losses on foreign currency transactions totaling $704 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, a permanent book and tax difference relating to nondeductible excise tax paid totaling $4,027 was reclassified from accumulated undistributed net investment income to capital.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

    As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $3,087,431

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $33,665 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       .50%
Next $1 billion.............................................       .45%
Next $1 billion.............................................       .40%
Over $3 billion.............................................       .35%

    For the year ended June 30, 2003, the Fund recognized expenses of approximately $69,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $103,500, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $2,653,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

of those funds selected by the trustees. Investments in such funds of $252,595 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $141,512.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $1,924,333,168, $87,772,861 and $12,053,077 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   17,022,999    $ 122,631,923
  Class B...................................................    1,530,297       10,848,354
  Class C...................................................      370,439        2,636,027
                                                              -----------    -------------
Total Sales.................................................   18,923,735    $ 136,116,304
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................      494,288    $   3,534,156
  Class B...................................................          -0-              -0-
  Class C...................................................          -0-              -0-
                                                              -----------    -------------
Total Dividend Reinvestment.................................      494,288    $   3,534,156
                                                              ===========    =============
Repurchases:
  Class A...................................................  (44,141,076)   $(317,633,948)
  Class B...................................................   (2,420,501)     (16,806,916)
  Class C...................................................     (506,535)      (3,569,660)
                                                              -----------    -------------
Total Repurchases...........................................  (47,068,112)   $(338,010,524)
                                                              ===========    =============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

    At June 30, 2002, capital aggregated $2,115,804,922, $93,731,548 and
$12,986,727 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................    6,442,783    $  59,014,618
  Class B...................................................    1,482,931       13,449,165
  Class C...................................................      192,686        1,763,195
                                                              -----------    -------------
Total Sales.................................................    8,118,400    $  74,226,978
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................      970,430    $   9,005,589
  Class B...................................................          -0-              -0-
  Class C...................................................          -0-              -0-
                                                              -----------    -------------
Total Dividend Reinvestment.................................      970,430    $   9,005,589
                                                              ===========    =============
Repurchases:
  Class A...................................................  (33,129,435)   $(302,966,287)
  Class B...................................................   (3,174,794)     (28,261,290)
  Class C...................................................     (453,532)      (4,009,862)
                                                              -----------    -------------
Total Repurchases...........................................  (36,757,761)   $(335,237,439)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon will automatically convert to Class A Shares after the eighth year following purchase. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon automatically convert to Class A Shares after the sixth year following purchase. For the years ended June 30, 2003 and 2002, 49,305 and 760,119 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended June 30, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $89,800 and CDSC on redeemed shares of approximately $91,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $701,287,397 and $948,454,891, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2003, were as follows:

                                                              CONTRACTS
Outstanding at June 30, 2002................................       91
Futures Opened..............................................    1,023
Futures Closed..............................................   (1,114)
                                                               ------
Outstanding at June 30, 2003................................      -0-
                                                               ======

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $548,000 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $147,000. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $761,300 and $16,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Pace Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Pace Fund (the "Fund"), including the portfolio of investments, as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended June 30, 1999 were audited by other auditors whose report dated July 28, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Pace Fund at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
August 6, 2003

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110
LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Fund during its taxable year ended June 30, 2003. For corporate shareholders, 100% of the distributions qualify for the dividend received deduction. In January, the Fund provided tax information to shareholders for the preceding calendar year.

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             91       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              89       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1991  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Prior to January 1999,         89       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (62)             Trustee      Trustee     President of CAC, llc., a      91       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            89       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Trustee      Trustee     Director and President of      89       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1995  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (67)            Trustee      Trustee     Prior to 1998, President       91       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (67)           Trustee      Trustee     President of Nelson            89       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (62)     Trustee      Trustee     President Emeritus and         91       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           89       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 General Partner of funds
Room 285                                               Academy of                              in the Fund Complex.
Washington, D.C. 20418                                 Sciences/National                       Director of Neurogen
                                                       Research Council, an                    Corporation, a
                                                       independent, federally                  pharmaceutical company,
                                                       chartered policy                        since January 1998.
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001. Director of
                                                       the Institute for Defense
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee and  Trustee     President of funds in the      89       Trustee/Director/Managing
1221 Avenue of the Americas   President    since 1999  Fund Complex. Chairman,                 General Partner of funds
New York, NY 10020                                     President, Chief                        in the Fund Complex.
                                                       Executive Officer and
                                                       Director of the Advisers
                                                       and VK Advisors Inc.
                                                       since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           91       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        91       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                   since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                        December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                 Investments and President and Chief Operations Officer of
                                                                  the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                  Executive Vice President and Chief Investment Officer of
                                                                  funds in the Fund Complex. Prior to May 2001, Managing
                                                                  Director and Chief Investment Officer of Van Kampen
                                                                  Investments, and Managing Director and President of the
                                                                  Advisers and Van Kampen Advisors Inc. Prior to December
                                                                  2000, Executive Vice President and Chief Investment Officer
                                                                  of Van Kampen Investments, and President and Chief Operating
                                                                  Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                  President and Chief Investment Officer for Equity
                                                                  Investments of the Advisers. Prior to October 1998, Vice
                                                                  President and Senior Portfolio Manager with AIM Capital
                                                                  Management, Inc. Prior to February 1998, Senior Vice
                                                                  President and Portfolio Manager of Van Kampen American
                                                                  Capital Asset Management, Inc., Van Kampen American Capital
                                                                  Investment Advisory Corp. and Van Kampen American Capital
                                                                  Management, Inc.

Stefanie V. Chang (36)       Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                           since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                  Director of Morgan Stanley Trust for over 5 years. Executive
                                                                  Vice President and Chief Investment Officer of funds in the
                                                                  Fund Complex. Managing Director and Chief Investment Officer
                                                                  of Van Kampen Investments, the Advisers and Van Kampen
                                                                  Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                      since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                     Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                        the Fixed Income Department of the Advisers and Van Kampen
                                                                  Advisors Inc. Prior to December 2000, Senior Vice President
                                                                  of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                  2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                  President of the government securities bond group for Asset
                                                                  Management.

                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND              SERVED    DURING PAST 5 YEARS

Ronald E. Robison (64)       Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                             Officer                              and Managing Director of Morgan Stanley Investment
                                                                  Management Inc. Managing Director of Morgan Stanley.
                                                                  Managing Director and Director of Morgan Stanley Investment
                                                                  Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                  Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                  President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                  Investor Services and certain other subsidiaries of Van
                                                                  Kampen Investments. Managing Director and General
                                                                  Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                  Inc. Vice President and Secretary of funds in the Fund
                                                                  Complex. Prior to July 2001, Managing Director, General
                                                                  Counsel, Secretary and Director of Van Kampen Investments,
                                                                  the Advisers, the Distributor, Investor Services, and
                                                                  certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                  Secretary and Director of Van Kampen Investments, the
                                                                  Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                  Investor Services and certain other subsidiaries of Van
                                                                  Kampen Investments. Prior to January 1999, Vice President
                                                                  and Associate General Counsel to New York Life Insurance
                                                                  Company ("New York Life"), and prior to March 1997,
                                                                  Associate General Counsel of New York Life. Prior to
                                                                  December 1993, Assistant General Counsel of The Dreyfus
                                                                  Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                  Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                  the Securities and Exchange Commission, Division of
                                                                  Investment Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                        Chief Financial Officer and Treasurer of funds in the Fund
                                                                  Complex. Head of Fund Accounting for Morgan Stanley
                                                                  Investment Management. Prior to December 2002, Executive
                                                                  Director of Van Kampen Investments, the Advisers and Van
                                                                  Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 14, 114, 214
                                                 PACE ANR 8/03 11598H03-AP-8/03

Item 2.  Code of Ethics.

Applicable only for reports covering fiscal years ending on or after July 15, 2003.

Item 3.  Audit Committee Financial Expert.

Applicable only for reports covering fiscal years ending on or after July 15, 2003.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds on or after July 1, 2003.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a) Code of Ethics -- Applicable only for reports covering fiscal years ending on or after July 15, 2003.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Van Kampen Pace Fund
             -----------------------------------------------------------

By: /s/ Ronald E. Robison
   ---------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    --------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2003

By: /s/ John L. Sullivan
    -------------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: August 19, 2003